Exhibit 99.2 Acquisition of Chart Industries Executing our strategic vision to be an Energy & Industrial Technology leader July 29, 2025 • July 28, 2025

2 This presentation (and oral statements made regarding the subjects of this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended (each a “forward-looking statement”). All statements, other than historical facts, including statements regarding the presentation of Baker Hughes’s operations in future reports and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “would,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target,” “goal” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ include, but are not limited to: Baker Hughes’s ability to consummate the proposed transaction with Chart (the “Proposed Transaction”); Baker Hughes and Chart obtaining the regulatory approvals required for the Proposed Transaction on the terms expected or on the anticipated schedule or at all; the failure to satisfy other conditions to the completion of the Proposed Transaction, including the receipt of Chart stockholder approval; Baker Hughes’s ability to finance the Proposed Transaction; Baker Hughes’s indebtedness, including the substantial indebtedness Baker Hughes expects to incur in connection with the Proposed Transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that Baker Hughes may be unable to achieve expected synergies and operating efficiencies from the Proposed Transaction within the expected time-frames or at all and to successfully integrate Chart’s operations with those of Baker Hughes; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in retaining or maintaining relationships with employees, customers or suppliers) that may be greater than expected following the Proposed Transaction or the public announcement of the Proposed Transaction; Baker Hughes and Chart being subject to competition and increased competition is expected in the future; general economic conditions that are less favorable than expected. Other important factors could cause actual results to differ materially from such plans, estimates or expectations that include, among others, the risk factors identified in the “Risk Factors” section of Part 1 of Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 4, 2025, and those set forth from time-to-time in other filings by Baker Hughes with the SEC. Additional risks that may affect Chart’s results of operations are identified in the “Risk Factors” section of Part 1 of Item 1A of Chart’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 28, 2025, and those set forth from time-to-time in other filings by Chart with the SEC. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Any forward-looking statements speak only as of the date of this presentation. Baker Hughes does not undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Baker Hughes presents its financial results in accordance with GAAP; however, management believes that using additional non-GAAP measures will enhance the evaluation of the profitability of Baker Hughes and its ongoing operations. See the Appendix of this presentation for a reconciliation of GAAP to non-GAAP financial measures. Copyright 2025 Baker Hughes Company. All rights reserved.

3 ACQUISITION OF CHART INDUSTRIES Today’s Speakers Lorenzo Simonelli Ganesh Ramaswamy Ahmed Moghal Chairman & Chief Executive Officer Executive Vice President Executive Vice President & Industrial & Energy Technology Chief Financial Officer Copyright 2025 Baker Hughes Company. All rights reserved.

4 ACQUISITION OF CHART INDUSTRIES Executing our strategic vision to be an energy & industrial technology leader Transforms Baker Hughes’ Industrial & Energy Technology segment Increases focus on the most attractive and resilient energy and industrial end markets Combines highly complementary portfolio of products and technologies to deliver value-added solutions for customers Accelerates aftermarket growth, capitalizing on expanded installed base and underpenetrated markets Delivers strong earnings accretion and returns, contributing to an improved growth and margin profile Copyright 2025 Baker Hughes Company. All rights reserved.

5 ACQUISITION OF CHART INDUSTRIES Transaction summary All-cash transaction $210 per share in cash, implying $13.6B enterprise value ~9x 2025E $325M Consensus annualized EBITDA on fully expected cost Clear and realizable synergies $325M expected cost synergies well-aligned with Baker synergized basis synergies Hughes’ business system Strategic capital deployment Taking advantage of strong balance sheet, cash Double-digit adj. generation and divestiture proceeds to advance 1 Commitment to EPS accretion portfolio goals maintaining expected in first A credit rating full calendar year Significant value creation after close Accretive to EPS, growth and margins; meets all financial acquisition criteria Copyright 2025 Baker Hughes Company. All rights reserved. 1. Adj. EPS is a non-GAAP financial measure.

ACQUISITION OF CHART INDUSTRIES
6

Chart Industries overview

A leader in process technologies and equipment for gas and liquid molecule handling


CHART
ZANOLET

- Designs and manufactures highly-engineered equipment for critical applications
- A leader in heat exchangers, small-scale compression and cryogenic equipment
- Broad exposure to attractive end markets, including LNG, data centers, power and lower carbon energy
- Global footprint with close proximity to customers for both new build and aftermarket

2024 REVENUE MIX BY END MARKET


Hydrogen, Nuclear & Helium
7%
Other Specialty Markets[2]
8%
Power
9%
Chemical & Petrochemical
4%
Process Industries (Refining)
14%
LNG
15%
Industrial
43%
$4.2B

$4.2B	+14%	24%	64
Revenue[1]	'23-'25E Org. Revenue CAGR[2]	Adj. EBITDA margin[1]	Manufacturing sites[4]

Copyright 2025 Baker Hughes Company. All rights reserved.

1. Based on 2024 reported financials; Adj. EBITDA and Adj. EBITDA Margin are non-GAAP financial measures - see appendix for GAAP to non-GAAP reconciliations. Reported measures have not been changed to conform with Baker Hughes determination of 'Adjusted' – differences are considered immaterial.
2. Based on 2023 & 2024 reported financials & 2025E consensus estimates.
3. Includes mining, metals, space, power generation, marine, food & beverage, infrastructure, chemicals and cement.
4. As of 12/31/2024.

Baker Hughes

7 ACQUISITION OF CHART INDUSTRIES Next step in Baker Hughes’ strategic portfolio journey 2025E Combined Company 5 years ago 2025E (with Chart) IET IET IET 55% 37% 48% Revenue $21B $27B $32B 45% 63% 52% OFSE OFSE OFSE 1,4 2,4 3,4 Adj. EBITDA $2.4B $4.6B $6.1B Adj. EBITDA 1,4 2,4 3,4 11% 17% 19% Margin Delivering on commitments with Positioned for next stage Embarked on self-improvement plan strong business system in place of value creation Copyright 2025 Baker Hughes Company. All rights reserved. 1. Baker Hughes 2020 Revenue, Adj EBITDA & Adj. EBITDA margin. 2. Baker Hughes 2025E consensus estimates. 3. Calculated from Baker Hughes 2025E and Chart Industries 2025E Consensus estimates and assumes full realization of expected $325M of annualized synergies. 4. Adj. EBITDA and Adj. EBITDA Margin are non-GAAP measures – see appendix for GAAP to non-GAAP reconciliations. Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating results arising from items excluded from Adj. EBITDA. We therefore do not present an Estimate or reconciliation to the nearest GAAP financial measure.

IET Overview Ganesh Ramaswamy Executive Vice President Industrial & Energy Technology Copyright 2025 Baker Hughes Company. All rights reserved.

IET + CHART 9

Highly strategic combination with Industrial & Energy Technology

Chart enhances our growth strategy and doubles IET exposure to non-O&G markets

Baker Hughes IET	+	CHART	=	Combined IET segment (with Chart)

2024A Revenue


Power
Industrial
Energy Infrastructure
4%
11%
21%
Upstream
$12.2B
28%
LNG
36%


Hydrogen, Nuclear & Helium
Other Specialty Markets[2]
Industrial
7%
8%
Power
9%
43%
Chemical & Petrochemical
4%
$4.2B
Process Industries (Refining)
14%
15%
LNG


Power
Industrial[5]
6%
23%
Energy Infrastructure
20%
$16.4B[4]
21%
31%
Upstream
LNG

	Baker Hughes IET	Chart	Combined IET segment (with Chart)
	Non-O&G ~15%	**Non-O&G ~70%**	**Non-O&G ~30%**
2024A EBITDA Margin	17%[1]	24%[3]	21%[4]

Expansion of TAM → Increased penetration of key markets → Expansion of installed base & accelerated aftermarket growth

Copyright 2025 Baker Hughes Company. All rights reserved.

1. IET2024 reported Revenues & segment EBITDA margin - see appendix for calculation. 2. Includes mining, metals, space, power generation, marine, food & beverage, infrastructure, chemicals and cement.
3. Chart Industries 2024 reported financial measures; Adj. EBITDA Margin is a non-GAAP financial measure - see appendix for GAAP to non-GAAP reconciliations. Reported measures have not been changed to conform with Baker Hughes determination of 'Adjusted' – differences are considered immaterial.
4. Calculated from IET 2024 and Chart Industries 2024 reported financial measures and assumes full realization of expected $325M of annualized synergies.
5. Includes BKR Industrial, Chart Industrial, Other Specialty Markets, Hydrogen, Nuclear & Helium.

Baker Hughes

10 GAS TECHNOLOGY EQUIPMENT & SERVICES Significantly expanding IET’s total addressable market Diversifying into new industrial markets while expanding in existing higher-growth markets EXPANDED TAM IN CORE MARKETS TAM IN NEW MARKETS 1 5YR CAGR MSD MSD MSD HDD HDD MSD MSD POWER GEN & LIQUIFIED NATURAL GAS MOBILITY & ONSHORE / GENERAL NEW ENERGY METALS & MINING DATA CENTERS GAS INFRASTRUCTURE OFFSHORE INDUSTRIAL Portfolio Weighting Copyright 2025 Baker Hughes Company. All rights reserved. 1. Baker Hughes company estimates. MSD = mid-single digits, HDD = high-double digits.

11 GAS TECHNOLOGY EQUIPMENT & SERVICES Deepening penetration across expanded TAM Complementary products and capabilities unlock additional value for customers ONSHORE / GAS MOBILITY & LIQUIFIED POWER GEN & GENERAL NEW ENERGY METALS & MINING OFFSHORE INFRASTRUCTURE NATURAL GAS DATA CENTERS INDUSTRIAL Rotating Equipment Flow Control Digital Solutions & AI Thermal Management Process Technologies Air & Gas Handling Existing presence Opportunity area Copyright 2025 Baker Hughes Company. All rights reserved.

12 AI-LED DIGITAL INFRASTRUCTURE Expanding customer value proposition for data centers Asset performance lifecycle solutions including storage, power generation & heat rejection Turbines, generators, synchronous Air cooled heat exchangers, fans, cryogenic condensers, heat pumps, geothermal, CCUS storage, water treatment, digital, CCUS Illustrative value-added offering Baker Hughes Power generation, CCUS Chart Heat rejection, storage & water treatment Customer benefit Flexible power availability with optimal thermal efficiency & enhanced economics Copyright 2025 Baker Hughes Company. All rights reserved.

AFTERMARKET SERVICES 13

Combination accelerates aftermarket services growth

Complementary footprints and digitally-enabled solutions augment value across lifecycle

AFTERMARKET REVENUE & GROWTH


MSD
$2.8B[1]
Baker Hughes
MSD+
$4.2B[2]
Baker Hughes + Chart
MSD++
Potential for Accelerated Aftermarket Growth

POTENTIAL REVENUE ACCELERATORS

Accelerated installed base growth

- Baker Hughes +20% unit growth by 2030
- Chart +35% unit growth by 2030

Complementary geographic footprint

- Extend Baker Hughes' service presence in Middle East and Asia Pacific to enhance coverage of Chart's installed base

Serve underpenetrated end markets

- Deploy Baker Hughes' service capabilities across underpenetrated markets including metals & mining and other new markets

Enable additional value through digital & AI

- Expand **Cordant™** and **iCenter** across Chart's installed base to drive optimized AI-enabled asset performance

Copyright 2025 Baker Hughes Company. All rights reserved.

1. Baker Hughes Gas Tech Services Revenues 2024.
2. Baker Hughes Gas Tech Services Revenues 2024 + Chart Industries RSL 2024 revenues.

Baker Hughes

Financial Overview Ahmed Moghal Executive Vice President & Chief Financial Officer Copyright 2025 Baker Hughes Company. All rights reserved.

15 TRANSACTION OVERVIEW Transaction overview • $210 per share in cash to acquire Chart Industries Offer • Enterprise value of $13.6B, including Chart net debt consideration • ~9x 2025E Consensus EBITDA, including run-rate cost synergies • Fully committed bridge financing to fund the transaction • Permanent financing through cash on balance sheet and debt issuance; transaction not subject to any financing conditions Financing • Net leverage of 2.25x expected at closing; strong de-leveraging path to 1.0x - 1.5x within 24 months post-close • Committed to maintaining A Credit Rating • Enhances through-cycle revenue growth; accretive to margins and cash flow • $325M of expected cost synergies to be realized over 3 years Financial • Double-digit Adj. EPS accretion expected in first full calendar year of ownership metrics • Double-digit ROIC expected by year 5 post close • Expected to close mid-year 2026 • Transaction subject to completion of customary closing conditions, including regulatory approvals and Chart Closing shareholder approval Copyright 2025 Baker Hughes Company. All rights reserved.

16 ACQUISITION CRITERIA Transaction meets strategic and financial acquisition criteria STRATEGIC CRITERIA • Chart provides mission critical equipment, process technology and services across traditional 1 Critical Applications energy, industrial gas and specialty markets • Growing global installed base, supported field services, digital enablement & retrofit opportunities, 2 Aftermarket / Lifecycle unlock significant aftermarket opportunities • Leverages Baker Hughes’ business system, commercial platform, supply chain, integration and IT 3 Synergies systems to drive accelerated value creation • Expands and strengthens Baker Hughes’ exposure to secular growth across industrial and energy 4 Earnings Durability markets that offer greater resilience and reduced cyclicality FINANCIAL CRITERIA P Returns > cost of Accretive to margin Accelerates revenue Delivers strong free capital expected by targets growth cash flow year 5 P Copyright 2025 Baker Hughes Company. All rights reserved.

17 SYNERGIES Significant synergies drive value creation for Baker Hughes shareholders IDENTIFIED SYNERGIES $325M EXPECTED RUN-RATE COST SYNERGIES COST SYNERGIES $325M one-time cost to achieve $325 SG&A Optimization • Optimize SG&A and public company costs • Apply IET’s business system to unlock further efficiency gains Supply Chain Efficiencies $230 • Procurement of raw engineered components and commodities • Optimize transportation and freight and combined manufacturing footprint Facility Optimization • Consolidation of manufacturing and service facilities COMMERCIAL $95 Expanded market coverage & cross-selling • Broader solutions in multiple end markets and enhanced coverage of aftermarket services Recurring aftermarket opportunity • Extend Baker Hughes’ global footprint, strong customer relationships, and expanded digital penetration to accelerate aftermarket revenue growth Year 1 Year 2 Year 3 and enhance customer value. SG&A Optimization Supply Chain Efficiencies Facility Optimization Value-added Solutions • Strengthen ability to solve complex customer challenges through enhanced capabilities Commercial opportunities add further upside to synergies Copyright 2025 Baker Hughes Company. All rights reserved.

COMMITMENT TO STRONG BALANCE SHEET

18

Committed to strengthening our balance sheet

TRANSACTION FINANCING

- Fully committed bridge financing
- Permanent financing through cash on balance sheet and debt issuance

DEBT PAYDOWN FUNDING SOURCES

- Enhanced profitability growth and cash flow generation expected
- ~$1B net proceeds from recent M&A
- ~$1B of future portfolio optimization actions

COMBINED COMPANY LIQUIDITY

- $3B Revolving Credit Facility
- ~$3B cash balance

Committed to maintaining A Credit Rating

NET DEBT REDUCTION PATHWAY


Targeting 1.0x – 1.5x Net Debt / LTM EBITDA
Net Debt / LTM EBITDA[1]
~$13B
~2.25x
Organic FCF[2] after capital return
Organic FCF[2] after capital return
Portfolio optimization actions
~1.0-1.5x
Est. Deal Close
Year 1
Year 2
Within 24 Months
Within 24 Months

Copyright 2025 Baker Hughes Company. All rights reserved.

1. Net Debt / LTM Adj. EBITDA are non-GAAP measures – Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating results arising from items excluded from Adj. EBITDA. We therefore do not present an estimated equivalent or reconciliation to the nearest GAAP financial measure.
2. Net of capital return through dividends.

Baker Hughes

CAPITAL ALLOCATION FRAMEWORK 19

Capital allocation framework

PRIORITY	Balance Sheet	Technology investment	Dividends	Buybacks	Portfolio optimization
DE-LEVERAGING PHASE	Focus on strengthening the balance sheet 1.0x – 1.5x Within 24 months post-close	Continue organic technology investment 2% sales Continued R&D Investment across combined portfolio	Maintain dividend $0.23 p/s Committed to growing the dividend over time	Prioritize deleveraging post close Flexible	Focused on high-grading portfolio ~$1B Targeted incremental proceeds
POST DE-LEVERAGING	Maintain balance sheet optionality	Continue organic technology investment	Underlying earnings power supports dividend growth	Repurchases aligned to overall 60-80% FCF return	Ongoing portfolio optimization

60%-80% of FCF post de-leveraging (Dividends + Buybacks)

Copyright 2025 Baker Hughes Company. All rights reserved.

Baker Hughes

Closing Remarks Lorenzo Simonelli Chairman & Chief Executive Officer Copyright 2025 Baker Hughes Company. All rights reserved.

21 ACCELERATING OUR TRANSITION Transforming into a more differentiated energy & industrial company Optimizing the portfolio to align with evolving energy, industrial and sustainability trends CLOSING OUT HORIZON ONE POSITIONED FOR SUCCESS IN HORIZONS TWO & THREE 2025E Combined Company (with Chart) Future state IET 55% 45% OFSE Optimizing OFSE and IET portfolios to strengthen earnings durability Unlocking cross-segment synergies to enhance customer value Executing with discipline to drive growth and unlock value Copyright 2025 Baker Hughes Company. All rights reserved.

22 ACQUISITION OF CHART INDUSTRIES Summary: Acquisition of Chart accelerates long-term value creation Transforms Baker Hughes’ Industrial & Energy Technology segment Increases focus on the most attractive and resilient energy and industrial end markets Combines highly complementary portfolio of products and technologies to deliver value-added solutions for customers Accelerates aftermarket growth, capitalizing on expanded installed base and underpenetrated markets Delivers strong earnings accretion and returns, contributing to an improved growth and margin profile Copyright 2025 Baker Hughes Company. All rights reserved.

Follow our journey bakerhughes.com @bakerhughesco Baker Hughes bakerhughesco @bakerhughesco Copyright 2025 Baker Hughes Company. All rights reserved.

24 APPENDIX Baker Hughes Reconciliations: Segment profit measure and GAAP to Non-GAAP Reconciliation of Net Income (Loss) Attributable to Baker Hughes to Adjusted EBITDA and Segment EBITDA ($ in millions) FY2020 FY2024 Net income (loss) attributable to Baker Hughes (GAAP) $ (9,940) $ 2,979 Net income attributable to noncontrolling interests (5,821) 29 Provision (benefit) for income taxes 559 257 Interest expense, net 264 198 Depreciation & Amortization 1,317 1,136 903 260 Restructuring 246 73 Inventory impairment (1,417) (367) Change in fair value of equity securities 16,246 26 (1) Other charges and credits Adjusted EBITDA (Non-GAAP) 2,357 4,591 435 341 Corporate costs Total Segment EBITDA (Non-GAAP) $ 2,792 $ 4,931 1,578 2,881 OFSE 1,214 2,050 IET Calculation of Baker Hughes Adjusted EBITDA Margin and IET EBITDA Margin ($ in millions) FY2020 FY2024 Baker IET Hughes Revenue 20,705 12,201 Adjusted EBITDA / Segment EBITDA 2,357 2,050 Adjusted EBITDA / Segment EBITDA Margin 11.4% 16.8% Copyright 2025 Baker Hughes Company. All rights reserved. 1. Other charges and credits for fiscal year 2020 primarily relate to goodwill and intangible asset impairment charges. Note: certain columns and rows may not add up due to the use of rounded numbers.

25 APPENDIX Chart Industries Reconciliations: GAAP to Non-GAAP Reconciliation of Net Income (Loss) Attributable to Chart Industries to Adjusted EBITDA ($ in millions) FY2024 Net income (loss) attributable to Chart Industries (GAAP) $ 218.5 Net income attributable to noncontrolling interests 14.3 Loss (Profit) from discontinued operations, net of tax 3.5 Provision (benefit) for income taxes 78.6 Interest expense, net 328.5 Depreciation & Amortization 269.9 15.7 Restructuring 34.4 Deal related & integration costs Amortization of step-up value of inventory from Howden acquisition 21.0 Employee share-based compensation expense 18.9 Change in fair value of equity securities & loss from strategic equity (0.4) method investments 10.9 Other charges and credits Adjusted EBITDA (Non-GAAP) 1,013.8 Calculation of Chart Industries Adjusted EBITDA Margin ($ in millions) FY2024 Revenue 4,160.3 Adjusted EBITDA 1,013.8 EBITDA Margin 24.4% Copyright 2023 Baker Hughes Company. All rights reserved.